AMENDMENT NO. 4 TO CREDIT AGREEMENT

         This Amendment No. 4 (this "Amendment") is entered into as of September 10, 2002 by and among TRIMBLE NAVIGATION LIMITED, a California corporation (the "Company"), the institutions from time to time parties hereto as Lenders, ABN AMRO BANK, N.V. in its capacity as administrative agent (the "Administrative Agent") for itself and the other Lenders, FLEET NATIONAL BANK, as Syndication Agent (the "Syndication Agent"), and THE BANK OF NOVA SCOTIA, as Documentation Agent (the "Documentation Agent" and, together with the Administrative Agent and the Syndication Agent, the "Agents").

                                    RECITALS

          A. The Company, the Agents and the Lenders are party to that certain Credit Agreement dated as of July 14, 2000 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

          B. On and subject to the terms and conditions hereof, the Company has requested the amendment of certain provisions of the Credit Agreement.

          Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

              1. Amendments to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

                (a) Section 2.25 of the Credit Agreement shall be amended by deleting the words "At all times prior to the Trigger Event Date" from the beginning of the first sentence of such Section and deleting the second sentence of such Section.

                (b) Section 7.4(a) of the Credit Agreement shall be deleted in its entirety and replaced with the following new Section 7.4(a):

                  (a) Minimum Fixed Charge Coverage Ratio. The Company shall maintain as of the end of each fiscal quarter set forth below a Fixed Charge Coverage Ratio for the four fiscal quarter period then ending of not less than the ratio set forth below opposite such period:

                  Fiscal Quarter Ending                         Ratio
                  ---------------------                         -----
        September 30, 2002 through June 30, 2003              1.10:1.00
        September 30, 2003 and thereafter                     1.20:1.00

                (c) Section 7.4(b) of the Credit Agreement shall be deleted in its entirety and replaced with the following new Section 7.4(b):

                  (b) Maximum Leverage Ratio. The Company shall at all times during the periods specified below maintain a Leverage Ratio for the four fiscal quarter period then ending of not greater than the ratio set forth below opposite such period:

                  Fiscal Quarter Ending                         Ratio
                  ---------------------                         -----
        September 30, 2002 through June 30, 2003            2.00:1.00
        September 30, 2003 and thereafter                   1.75:1.00

               (d) Section 7.4(c) of the Credit Agreement shall be amended by deleting each reference in such Section to "the Closing Date" and replacing each such reference with a reference to "June 28, 2002."


              2. Representations and Warranties of the Company.
The Company represents and warrants that:

                (a) it has the requisite power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Amendment constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by any bankruptcy, insolvency or similar law affecting the enforcement of creditors' rights generally;

                (b) Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and
                (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

              3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which each of the following items shall have been received by the Administrative Agent or satisfied, as the case may be, all in form and substance satisfactory to the Administrative Agent:

                (a) duly executed Amendment, executed by the Company, the Administrative Agent and the Required Lenders (without respect to whether it has been executed by all the Lenders);

                (b) a reaffirmation of guaranty in form and substance satisfactory to the Administrative Agent, duly executed by each Guarantor;

                (c) payment of an amendment fee to the Administrative Agent, for the ratable benefit of each Lender signatory to this Amendment, in an amount equal to 0.125% of the Aggregate Commitment as of June 30, 2002; and

                (d) such other documents as the Administrative Agent or its counsel may have reasonably requested.

              4. Reference to and Effect Upon the Credit Agreement.

                (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any other right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

              5. Costs and Expenses. The Company hereby affirms its obligation under Section 11.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, syndication, review, proposed or completed amendment, waiver or modification, and administration of the Loan Documents.

              6. GOVERNING LAW. ANY DISPUTE BETWEEN THE COMPANY AND THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

              7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

              8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of such counterparts shall constitute one and the same instrument.

                            [signature pages follow]

         IN WITNESS WHEREOF, the Company, the Required Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

                                      TRIMBLE NAVIGATION LIMITED, as the Company

                                                     By: /s/ Mary Ellen Genovese
                                                       Name: Mary Ellen Genovese
                                                       Title: CFO

                                    ABN AMRO BANK N.V., as Administrative Agent,
                                                                  Issuing Bank,
                            Swing Line Bank, Alternate Currency Bank, and Lender

                                                          By: /s/ Ravneet Mumick
                                                            Name: Ravneet Mumick
                                                           Title: Vice President

                                                        By: /s/ David B. Martens
                                                          Name: David B. Martens
                                                    Title: Senior Vice President


                            FLEET NATIONAL BANK, as Syndication Agent and Lender


                                                   By: /s/ Lee A. Merkle-Raymond
                                                     Name: Lee A. Merkle-Raymond
                                                                 Title: Director

                                                     THE BANK OF NOVA SCOTIA, as
                                                  Documentation Agent and Lender

                                                              By: /s/ Liz Hanson
                                                                Name: Liz Hanson
                                                                 Title: Director

                                          ERSTE BANK, NEW YORK BRANCH, as Lender


                                                         By: /s/ John S. Runnion
                                                           Name: John S. Runnion
                                                        Title: Managing Director

                                                        By: /s/ Robert J. Wagman
                                                          Name: Robert J. Wagman
                                                           Title: Vice President

                                                     WELLS FARGO BANK, as Lender

                                                              By: /s/ Jill B. Ta
                                                                Name: Jill B. TA
                                                           Title: Vice President

                             NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Lender


                                                        By: /s/ Charles Lansdown
                                                          Name: Charles Lansdown
                                                    Title: Senior Vice President

                                                           By: /s/ Ulf Forsstrom
                                                             Name: Ulf Frosstrom
                                                           Title: Vice President

                                                     BANK OF THE WEST, as Lender

                                                               By: /s/ John King
                                                              Name: John F. King
                                                           Title: Vice President

                                                    BARCLAYS BANK PLC, as Lender

                                                           By: /s/ John Giannone
                                                             Name: John Giannone
                                                                 Title: Director

                                       NATIONAL CITY BANK OF KENTUCKY, as Lender


                                                             By: /s/ Tom Gurbach
                                                               Name: Tom Gurbach
                                                           Title: Vice President

                                               IBM CREDIT CORPORATION, as Lender

                                                        By: /s/ Thomas S. Curciv
                                                          Name: Thomas S. Curciv
                                                        Title: Manager of Credit